FORM 8-K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): November 26, 1997


                                  HOME BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Indiana                          0-22376             35-1906765
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)

    132 East Berry Street, P.O. Box 989
    Fort Wayne, Indiana                                         46801-0989
 ---------------------------------------                        ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (219) 422-3502
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events.

          Attached Press Release Relative to Home Bancorp Fiscal Year 1997 Earnings Reported Stock Repurchase Completed

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           HOME BANCORP
                                                        ------------------
                                                           (Registrant)


                                                        /s/W. Paul Wolf
Date:   November 26, 1997                               ---------------
                                                        W. Paul Wolf
                                                        Chairman, President, CEO

                                 NEWS RELEASE
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Home Bancorp                                         Date      November 26, 1997
                                                     ---------------------------
132 EAST BERRY STREETo   P.O. BOX 989                Contact   W. Paul Wolf
                                                     ---------------------------
FORT WAYNE, INDIANA 46801-0989
PHONE:  (219) 422-3502
FAX:  (219) 426-7027




                                  HOME BANCORP
                       Fiscal Year 1997 Earnings Reported
                           Stock Repurchase Completed


FORT WAYNE, Indiana, -- November 26, 1997 -- Home Bancorp (Nasdaq: HBFW), the holding company for Home Loan Bank, announced net income of $2.9 million or $1.20 per share for its fiscal year ended September 30, 1997. The net income for the year compared to prior year like period of $1.6 million or $0.57 per share for the year ended September 30, 1996, which included a one-time SAIF special assessment charge of $1.0 million after-tax.

Home's total assets at September 30, 1997 increased to $346.0 million from $322.7 million at fiscal 1996 year end. Deposits increased from the prior year $26.3 million to $297.5 million at September 30, 1997. Total net loans at September 30, 1997 were $284.0 million, compared with $250.3 million a year ago.

The company reported the completion of the stock repurchase plan previously announced on December 18, 1996. A total of 265,261 shares have been repurchased at an average price of $21.81 per share.



      Home Bancorp (Nasdaq)
      Twelve Months September 30:                     1997             1996

      Net Income............................       $2,893,000       a $1,636,000
      Share Earns: Net Income...............            $1.20              $0.57

             a - Reflects a $1,000,000 Net Charge for a Special
             Assessment by the Savings Association Insurance Fund.




                       Holding Company for Home Loan Bank